SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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                    Eaton Vance Limited Duration Income Fund

                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement no.:
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(4)   Date Filed:
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                    EATON VANCE LIMITED DURATION INCOME FUND
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                                           December 29, 2004


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Eaton Vance Limited Duration Income Fund (the "Fund"), which will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, February 18, 2005 at 1:30 P.M. (Boston time).

     At this meeting, you will be asked to consider the election of Trustees. The enclosed proxy statement contains additional information.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

                                           Sincerely,


                                           /s/ Thomas E. Faust Jr.
                                           ----------------------------
                                           Thomas E. Faust Jr.
                                           President


        YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend in person, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person.

                    EATON VANCE LIMITED DURATION INCOME FUND


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      To Be Held Friday, February 18, 2005

     The Annual Meeting of Shareholders of Eaton Vance Limited Duration Income Fund, a Massachusetts business trust (the "Fund"), will be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston,
Massachusetts 02109, on Friday, February 18, 2005 at 1:30 P.M. (Boston time), for the following purposes:

     1.   To elect two Class II Trustees of the Fund.

     2. To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

     The Board of Trustees has fixed the close of business on December 13, 2004 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

                                           By Order of the Board of Trustees


                                           /s/ Alan R. Dynner
                                           ----------------------------
                                           Alan R. Dynner
                                           Secretary



December 29, 2004
Boston, Massachusetts


                                    IMPORTANT

Shareholders can help the Board of Trustees of the Fund avoid the necessity and additional expense to the Fund of further solicitations to obtain a quorum by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

                    EATON VANCE LIMITED DURATION INCOME FUND
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109


                                 PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of the Annual Meeting of Shareholders of Eaton Vance Limited Duration Income Fund (the "Fund") to be held February 18, 2005 for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of the Fund and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's Secretary or by executing and delivering a later dated proxy or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the election of each Trustee. This proxy material is being mailed to shareholders on or about December 29, 2004.

     The Board of Trustees of the Fund has fixed the close of business December 13, 2004, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of December 13, 2004, there were 111,560,445 Common Shares of beneficial interest, $.01 par value per share ("Common Shares"), and 38,000 Auction Preferred Shares, $.01 per value per share, liquidation preference $25,000 per share ("APS"), of the Fund outstanding. As of such date, to the Fund's knowledge, (i) no shareholder beneficially owned more than 5% of the outstanding shares of the Fund; and (ii) the Trustees and executive officers of the Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Fund.

     The Board of Trustees of the Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

                        PROPOSAL 1. ELECTION OF TRUSTEES

     The Fund's Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. The Board has currently fixed the number of Trustees at six. The Fund's Declaration of Trust further provides that the Board of Trustees shall be divided into three classes. The term of office of the Class II Trustees expires on the date of the 2005 Annual Meeting, and the term of office of the Class III and Class I Trustees will expire one and two years thereafter, respectively. Accordingly, only nominees for Class II Trustee are currently proposed for election. Trustees chosen to succeed the Trustees whose terms are expiring will be elected for a three-year term. An effect of staggered terms is to limit the ability of entities or persons to acquire control of the Fund.

     Proxies will be voted for the election of the following Class II Trustee nominees: James B. Hawkes and William H. Park. Each nominee is currently serving as a Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend.

     The Class III Trustees serving until the 2006 Annual Meeting are Ronald A. Pearlman and Norton H. Reamer. The Class I Trustees serving until the 2007 Annual Meeting are Samuel L. Hayes, III and Lynn A. Stout.

     The nominees for Class II Trustee and the Fund's current Class I and Class III Trustees and their principal occupations for at least the last five years are as described below.

                                    TRUSTEES

                                                                                                    Number of
                                                                                                  Portfolios in
                                                                                                  Fund Complex        Other
Name, Address             Position(s) Held    Term of Office and      Principal Occupations(s)     Overseen By    Directorships
and Age(1)                with Fund           Length of Time Served   During Past Five Years       Trustee(2)    Held by Trustee
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                    CLASS II TRUSTEES NOMINATED FOR ELECTION

INTERESTED TRUSTEE

 JAMES B. HAWKES          Vice President and  Until 2005. 3 years.    Chairman, President and         192        Director of EVC
 DOB: 11/9/41             Class II Trustee    Trustee since 2003.     Chief Executive Officer of
                                                                      Eaton Vance Management, and
                                                                      its corporate parent and
                                                                      trustee (Eaton Vance Corp.
                                                                      and Eaton Vance, Inc.); Vice
                                                                      President and Director of
                                                                      Eaton Vance Distributors,
                                                                      Inc.; Director of Eaton
                                                                      Vance, Inc. Trustee and/or
                                                                      officer of 193 registered
                                                                      investment companies in the
                                                                      Eaton Vance Fund Complex.

NONINTERESTED TRUSTEE

 WILLIAM H. PARK          Class II Trustee    Until 2005. 3 years.    President and Chief Executive   192        None
 DOB: 9/19/47                                 Trustee since 2003.     Officer, Prizm Capital
                                                                      Management, LLC (investment
                                                                      management firm) (since
                                                                      (2002). Executive Vice
                                                                      President and Chief
                                                                      Financial Officer, United
                                                                      Asset Management
                                                                      Corporation (a holding
                                                                      company owning institutional
                                                                      investment management firms)
                                                                      (1982-2001).

                    CLASS II TRUSTEES NOMINATED FOR ELECTION

NONINTERESTED TRUSTEES

 SAMUEL L. HAYES, III(A)  Class I Trustee     Until 2007. 3 years.    Jacob H. Schiff Professor of    192        Director of
 DOB: 2/23/35             and Chairman of     Trustee since 2003.     Investment Banking Emeritus,               Tiffany & Co.
                          the Board                                   Harvard University Graduate                (specialty
                                                                      School of Business                         retailer) and
                                                                      Administration.                            Telect, Inc.
                                                                                                                 (telecommunication
                                                                                                                 services company)

                                       2

                                                                                                    Number of
                                                                                                  Portfolios in
                                                                                                  Fund Complex        Other
Name, Address             Position(s) Held    Term of Office and      Principal Occupations(s)     Overseen By    Directorships
and Age(1)                with Fund           Length of Time Served   During Past Five Years       Trustee(2)    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------

 RONALD A. PEARLMAN       Class III Trustee   Until 2006. 3 years     Professor of Law, Georgetown    192        None
 DOB: 7/10/40                                 Trustee since 2003.     University Law Center (since
                                                                      1999). Tax Partner, Covington
                                                                      & Burling, Washington, DC
                                                                      (1991-2000).

 NORTON H. REAMER         Class III Trustee   Until 2006. 3 years     President, Chief Executive      192        None
 DOB: 9/21/35                                 Trustee since 2003.     Officer and a Director of
                                                                      Asset Management Finance
                                                                      Corp. (a specialty finance
                                                                      company serving the investment
                                                                      management industry) (since
                                                                      October 2003). President,
                                                                      Unicorn Corporation (an
                                                                      investment and financial
                                                                      advisory services company)
                                                                      (since September 2000).
                                                                      Formerly, Chairman, Hellman,
                                                                      Jordan Management Co., Inc.
                                                                      (an investment management
                                                                      company) (2000-2003).
                                                                      Formerly, Advisory Director
                                                                      of Berkshire Capital
                                                                      Corporation (investment
                                                                      banking firm) (2002-2003).
                                                                      Formerly Chairman of the
                                                                      Board, United Asset
                                                                      Management Corporation (a
                                                                      holding company owning
                                                                      institutional investment
                                                                      management firms) and
                                                                      Chairman, President and
                                                                      Director, UAM Funds (mutual
                                                                      funds) (1980-2000).

 LYNN A. STOUT            Class I Trustee     Until 2007. 3 years     Professor of Law, University    192        None
 DOB: 9/14/57                                 Trustee since 2003.     of California at Los Angeles
                                                                      School of Law (since July
                                                                      2001). Formerly, Professor of
                                                                      Law, Georgetown University
                                                                      Law Center.

     (1) The business address of each Trustee is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
     (2)  Includes both master and feeder funds in master-feeder  structure.
     (A)  APS Trustee.

INTERESTED TRUSTEES

     James B. Hawkes is an "interested person" (as defined in the Investment Company Act of 1940 (the "1940 Act")) by reason of his affiliations with Eaton Vance Management ("EVM" or "Eaton Vance"), the Fund's investment adviser, and Eaton Vance Corp. ("EVC"), a publicly held holding company, which owns all the outstanding shares of EVM and of EVM's trustee, Eaton Vance, Inc. ("EV"). (EVM, EVC, and their affiliates are sometimes referred to collectively herein as the "Eaton Vance Organization.")

ELECTION OF TRUSTEES BY APS AND COMMON SHARES

     Under the terms of the Fund's By-Laws, as amended (the "By-Laws"), the holders of the APS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of the Fund (identified by an "(A)" after their names above). Simply stated, the APS Trustees are only elected by the holders of the Fund's APS. Holders of Common Shares do not vote on the election of APS Trustees. No APS trustees are to be elected at this meeting.
Election of Trustees is non-cumulative. The Trustees of the Fund shall be elected by a plurality of the shares of the Fund entitled to vote.

     The following table shows the dollar range of shares beneficially owned in the Fund and in all Eaton Vance funds by each Trustee:


                                                Aggregate Dollar Range of Equity
                           Dollar Range of       Securities in all Eaton Vance
Name of Trustee           Fund Shares Held+        Funds Overseen by Trustee+
--------------------------------------------------------------------------------
 INTERESTED TRUSTEES
James B. Hawkes                 None                     Over $100,000

 NONINTERESTED TRUSTEES
Samuel L. Hayes, III            None                     Over $100,000*
William H. Park                 None                     Over $100,000*
Ronald A. Pearlman              None                     Over $100,000
Norton H. Reamer                None                     Over $100,000
Lynn A. Stout                   None                  $50,001 - $100,000*


*    Includes shares held in Trustee Deferred Compensation Plan.
+    Figures are as of December 13, 2004.

BOARD MEETINGS AND COMMITTEES

     During the Fund's first fiscal year from May 30, 2003 (commencement of operations) through April 30, 2004, the Trustees of the Fund met ten times. The Board of Trustees has three formal standing committees, an Audit Committee, a Special Committee and a Governance Committee. The Audit Committee met five times, the Special Committee met three times and the Governance Committee met four times. Each Trustee attended at least 75% of the Board and committee meetings on which he or she serves. None of the Trustees attended the Fund's 2004 Annual Meeting of Shareholders.

     The Audit, Special and Governance Committees of the Board of Trustees of the Fund are each comprised of Trustees who are not "interested persons" as that term is defined under the 1940 Act ("Independent Trustees"). The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Board.

     Messrs. Reamer (Chair), Hayes, Park and Ms. Stout serve on the Audit Committee of the Board of Trustees of the Fund such Audit Committee being established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Each Audit Committee member is independent under the listing standards of the American Stock Exchange. The purposes of the Audit Committee are to (i) oversee the Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and (vi) prepare such Audit Committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement for the Annual Meeting of Shareholders of the Fund. The Fund's Board of Trustees has adopted a written charter for its Audit Committee, a copy of which is attached as Exhibit A. The Audit Committee's Report is set forth below under "Additional Information." The Board of Trustees of the Fund have designated Messrs. Park, Hayes and Reamer as the Fund's Audit Committee financial experts.

     Messrs. Hayes (Chair), Park, Pearlman and Reamer serve on the Special Committee of the Board of Trustees of the Fund. The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services (if any) and administrative services; (ii) any and all other matters in which any of the Fund's service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or its shareholders; and (iii) any other matter appropriate for review by the Independent Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Fund.

     In February 2004, the Special Committee established a Contract Review Subcommittee to act on matters delegated to it by the Special Committee, including matters relating to the Fund's investment advisory agreement and other service contracts, expense allocation, the Fund's directors' and officers' errors and omissions insurance coverage, and actual or potential conflicts of interest between Eaton Vance and its affiliated companies, on the one hand, and the Fund on the other hand. On August 16, 2004, the Special Committee approved a revised Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The Contract Review Subcommittee was comprised of Messrs. Hayes (Chair), Park, Pearlman and Reamer and met six times during the Fund's first fiscal year ended April 30, 2004.

     Ms. Stout (Chair) and Messrs. Hayes, Park, Pearlman and Reamer serve on the Governance Committee of the Board of Trustees of the Fund. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and the compensation of Independent Trustees. The Fund's Board of Trustees has adopted a written charter for its Governance Committee, a copy of which is attached as Exhibit B. The Governance Committee's procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of the Fund wishing to recommend such candidates for consideration by the Governance Committee, are set forth in Appendix A to the Committee's charter.

COMMUNICATIONS WITH THE BOARD

     Shareholders wishing to communicate with the Board may do so by sending a written communication to the Chairman of the Board, any Chairperson of the Audit Committee, Special Committee or Governance Committee or to the Independent Trustees as a group, at the following address: The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, c/o the Secretary of the Fund.

REMUNERATION OF TRUSTEES

     The fees and expenses of those Trustees of the Fund who are not members of the Eaton Vance Organization will be paid by the Fund. For the fiscal year ending April 30, 2004, the Trustees of the Fund earned the following compensation set forth below in their capacities as Trustees of the Fund. For the calendar year ended December 31, 2003, the Trustees earned the compensation set forth below in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                                                         Total
                               Aggregate              Compensation
                              Compensation             From Fund
Name of Trustee                from Fund            and Fund Complex
---------------               ------------          ----------------
Samuel L. Hayes, III            $3,153                  $183,750
William H. Park                  2,864                    98,333(2)
Ronald A. Pearlman               2,934                    85,000
Norton H. Reamer                 2,995                   170,833
Lynn A. Stout                    3,159                   167,500(3)

(1) As of December 1, 2004, the Eaton Vance fund complex consisted of 192 registered investment companies or series thereof.
(2)  Includes $60,920 of deferred compensation.
(3)  Includes $23,250 of deferred compensation.

     Trustees of the Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance fund complex, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE TWO CLASS II TRUSTEE NOMINEES.

                       NOTICE TO BANKS AND BROKER/DEALERS

     The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to PFPC Inc. Attention: Ms. Maura Stanley, P.O. Box 43027, Providence, RI 02940-3027.

                             ADDITIONAL INFORMATION

AUDIT COMMITTEE REPORT

     The Audit Committee reviewed and discussed the audited financial statements with Fund management. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and discussed with the independent registered public accounting firm their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report to shareholders for the Fund's first fiscal year ended April 30, 2004 for filing with the Securities and Exchange Commission.

                                             Norton H. Reamer, Chair
                                             Samuel L. Hayes, III
                                             William H. Park
                                             Lynn A. Stout

AUDITORS, AUDIT FEES AND ALL OTHER FEES. Deloitte & Touche LLP ("Deloitte"), 200 Berkeley Street, Boston, Massachusetts 02116, serves as independent registered public accounting firm of the Fund. Deloitte is expected to be present at the Annual Meeting, but if not, a representative will be available by telephone should the need for consultation arise. Representatives of Deloitte will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The following table presents the aggregate fees billed to the Fund for the Fund's first fiscal year ended April 30, 2004 by the Fund's principal accountant for professional services rendered for the audit of the Fund's annual financial statements and fees billed for other services rendered by the principal accountant during this period.


            Fiscal Year Ended                                  4/30/04
           ------------------------------------------------------------
            Audit Fees                                        $ 68,701

            Audit-Related Fees(1)                               14,420

            Tax Fees(2)                                          5,800

            All Other Fees(3)                                        -
                                                              ---------

            Total                                             $ 88,921
                                                              =========

     (1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the Fund's APS.
     (2)  Tax  fees  consist  of the  aggregate  fees  billed  for  professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
     (3) All other fees consist of the aggregate fees billed for products and services provided by the Fund's principal accountant other than audit, audit-related, and tax services.

     No services  described in the table above were approved by the Fund's Audit
Committee   pursuant   to  the  "de  minimis   exception"   set  forth  in  Rule
2-01(c)(7)(i)(C) of Regulation S-X.

     The Fund's Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the Fund's Audit Committee at least annually. The Fund's Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Fund's principal accountant.

     The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Fund by the Fund's principal accountant for the Fund's first fiscal year ended April 30, 2004; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance Organization by the Fund's principal accountant for the Fund's first fiscal year ended April 30, 2004.

          Fiscal Year Ended                               4/30/04
         ---------------------------------------------------------

          Fund                                           $ 20,220

          Eaton Vance(1)                                 $155,578

     (1) The Fund's investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, are subsidiaries of Eaton Vance Corp.

     The Fund's Audit Committee has considered whether the provision by the Fund's principal accountant of non-audit services to the Fund's investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

OFFICERS OF THE FUND. The officers of the Fund and their length of service are set forth below. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of the Fund will benefit from the advisory and administration fees paid by the Fund to Eaton Vance. As of the record date, the officers of the Fund as a group beneficially owned 8,842 shares.

                           Position(s) Held   Term of Office and
Name, Address and Age(1)   with Fund          Length of Time Served   Principal Occupations(s) During Past Five Years(2)
------------------------------------------------------------------------------------------------------------------------
THOMAS E. FAUST JR.        President          Since 2003              Executive Vice President of Eaton Vance, BMR, EVC
DOB: 5/31/58                                                          and EV; Chief Investment Officer of Eaton Vance and
                                                                      BMR and Director of EVC. Chief Executive Officer of
                                                                      Belair Capital Fund LLC, Belcrest Capital Fund LLC,
                                                                      Belmar Capital Fund LLC, Belport Capital Fund LLC
                                                                      and Belrose Capital Fund LLC (private investment
                                                                      companies sponsored by Eaton Vance). Officer of 54
                                                                      registered investment companies managed by Eaton
                                                                      Vance or BMR.

SCOTT H. PAGE              Vice President     Since 2003              Vice President of Eaton Vance and BMR. Officer of
DOB: 11/30/59                                                         13 registered investment companies managed by Eaton
                                                                      Vance or BMR.

SUSAN SCHIFF               Vice President     Since 2003              Vice President of Eaton Vance and BMR. Officer of
DOB: 3/13/61                                                          26 registered investment companies managed by Eaton
                                                                      Vance or BMR.

PAYSON F. SWAFFIELD        Vice President     Since 2003              Vice President of Eaton Vance and BMR. Officer of
DOB: 8/13/56                                                          13 registered investment companies managed by Eaton
                                                                      Vance or BMR.

MARK S. VENEZIA            Vice President     Since 2004              Vice President of Eaton Vance and BMR. Officer of
5/23/49                                                               14 registered investment companies managed by Eaton
                                                                      Vance or BMR.

MICHAEL W. WEILHEIMER      Vice President     Since 2003              Vice President of Eaton Vance and BMR. Officer of
2/11/61                                                               10 registered investment companies managed by Eaton
                                                                      Vance or BMR.

                                       8

                           Position(s) Held   Term of Office and
Name, Address and Age(1)   with Fund          Length of Time Served   Principal Occupations(s) During Past Five Years(2)
------------------------------------------------------------------------------------------------------------------------

ALAN R. DYNNER             Secretary          Since 2003              Vice President, Secretary and Chief Legal Officer
DOB: 10/10/40                                                         of BMR, Eaton Vance, EVD and EVC. Officer of 195
                                                                      registered investment companies managed by Eaton
                                                                      Vance or BMR.

JAMES L. O'CONNOR          Treasurer          Since 2003              Vice President of BMR, Eaton Vance and EVD. Officer
DOB: 3/13/61                                                          of 116 registered investment companies managed by
                                                                      Eaton Vance or BMR.

PAUL M. O'NEIL             Chief Compliance   Since 2004              Vice President of BMR and Eaton Vance. Officer of
DOB: 7/11/53               Officer                                    192 registered investment companies managed by
                                                                      Eaton Vance or BMR.

(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2)  Includes both master and feeder funds in master-feeder structure.

INVESTMENT ADVISER AND ADMINISTRATOR.

     Eaton  Vance  Management  with its  principal  office  at The  Eaton  Vance
Building,  255  State  Street,  Boston,   Massachusetts  02109,  serves  as  the
investment adviser and administrator to the Fund.

PROXY SOLICITATION AND TABULATION.

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of the Fund will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of the Fund, by personnel of its administrator, Eaton Vance, by the Fund's transfer agent, PFPC Inc., or by broker-dealer firms. The expenses associated with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC Inc., or by broker-dealer firms, in person, or by telephone or by facsimile will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are approximately $266,841.

     All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted for the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but will have no effect on the outcome of Proposal 1.

     In the event that sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by February 18, 2005, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

     The Fund will furnish without charge a copy of its most recent Annual Report for the fiscal year ending April 30, 2004 to any shareholder upon request. Shareholders desiring to obtain a copy of such report should write to the Fund c/o PFPC Inc., Attn: Ms. Maura Stanley, P.O. Box 43027, Providence, RI 02940-3027, or call 1-800-331-1710.

                              SHAREHOLDER PROPOSALS

     To be considered for presentation at the Fund's 2006 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at the Fund's principal office c/o the Secretary of the Fund no later than September 1, 2005. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund's principal office c/o the Secretary of the Fund no later than November 22, 2005 and no earlier than October 22, 2005. In order to be included in the Fund's proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not mean that such proposal will be included.

                                        EATON VANCE LIMITED DURATION INCOME FUND


December 29, 2004

                                    EXHIBIT A

                                                       Dated as of July 16, 2004

                                EATON VANCE FUNDS
                             AUDIT COMMITTEE CHARTER

I. COMPOSITION OF THE AUDIT COMMITTEE. The Audit Committee of each registered investment company sponsored by Eaton Vance Management (each a "Fund") shall be comprised of at least three Trustees, each of whom shall have been determined by the Board of Trustees to have no material relationship that would interfere with the exercise of his or her independent judgment. No member of the Audit Committee may be an "interested person" of a Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as
     amended (the "1940 Act"), nor shall any member receive any compensation from a Fund except compensation for service as a member of the Board of Trustees or a committee of the Board. Each member of the Audit Committee shall also satisfy the applicable Audit Committee membership requirements imposed under the rules of the American Stock Exchange and New York Stock Exchange (and any other national securities exchange on which a Fund's shares are listed), as in effect from time to time, including with respect to the member's former affiliations or employment and financial literacy. At least one member of the Audit Committee must have the accounting or related financial management expertise and financial sophistication required under applicable rules of the American Stock Exchange and New York Stock Exchange. Unless it determines that no member of the Audit Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR, the Board of Trustees will identify one (or in its discretion, more than one) member of the Audit Committee as an audit committee financial expert. A Chairperson of the Audit Committee shall be appointed by the Board of Trustees on the recommendation of the Governance Committee.

II. PURPOSES OF THE AUDIT COMMITTEE. The purposes of the Audit Committee are to:

     1. oversee each Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers;

     2. oversee or, as appropriate, assist Board oversight of the quality and integrity of the Funds' financial statements and the independent audit thereof;

     3. oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits;

     4. approve prior to appointment the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of a Fund;

     5. evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and

     6. prepare such audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement for the annual meeting of shareholders of a Fund.

     The primary function of the Audit Committee is oversight. The Committee is not responsible for managing the Funds or for performing tasks that are delegated to the officers of any Fund, any investment adviser to a Fund, the custodian of a Fund, and other service providers for the Funds, and nothing in this charter shall be construed to reduce the responsibilities or liabilities of management or the Funds' service providers, including the independent auditors. It is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting. Specifically, management is responsible for: (1) the preparation, presentation and integrity of the financial statements of each Fund; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter, and shall report directly to the Audit Committee. In performing its oversight function, the Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditors and such experts, advisors and professionals as may be consulted by the Committee.

III. MEETINGS OF THE AUDIT COMMITTEE. Meetings of the Audit Committee shall be held at such times (but not less frequently than annually), at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board of Trustees, the Committee or the Chairperson of the Committee. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any auditor of a Fund, and shall periodically meet separately with management, with internal auditors (or other personnel responsible for internal control of financial reporting), with any independent auditors rendering reports to the Audit Committee or the Board of Trustees and with legal counsel. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote. The Audit Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE. To carry out its purposes, the Audit Committee shall have the following duties and powers with respect to each Fund:

     1. To review and discuss with management and the independent auditors the audited financial statements and other periodic financial statements of the Fund (including disclosures under the item "Management's Discussion of Fund Performance").

     2. To consider the results of the examination of the Fund's financial statements by the independent auditors, the independent auditors' opinion with respect thereto, and any management letter issued by the independent auditors.

     3. To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund's financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and (c) the compensation of the independent auditors.

     4. To review and assess the performance of the independent auditors and to approve, on behalf of the Board of Trustees, the appointment and compensation of the independent auditors. Approval by the Audit
          Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board of Trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act. In performing this function, the Committee shall: (a) consider whether there should be a regular rotation of the Fund's independent auditing firm; (b) discuss with the independent auditors matters bearing upon the qualifications of such auditors as "independent" under applicable standards of independence established from time to time by the Securities and Exchange Commission ("SEC"), the Public Company Accounting Oversight Board and other regulatory authorities; and (c) shall secure from the independent auditors the information required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as in effect from time to time. The Audit Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

     5. To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund ("Adviser Affiliates") if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules issued by the SEC in connection therewith (except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable de minimis statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.

     6. To adopt, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Audit Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Audit Committee (subject to subsequent reporting to the Audit Committee). The Audit Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre-approvals shall be reported to the Audit Committee not later than the next meeting thereof.

     7. To consider the controls implemented by the independent auditors and any measures taken by management to ensure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion.

     8. To receive at least annually and prior to the filing with the SEC of the independent auditors' report on the Fund's financial statements, a report from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update,
          (iv) a description of all non-audit services provided, including fees associated with the services, to any fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund's financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If this information is not communicated to the Committee within 90 days prior to the audit report's filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information.

     9. To review and discuss with the independent auditors the matters required to be communicated with respect to the Fund pursuant to Statement on Auditing Standards (SAS) No. 61 "Communication With Audit Committees," as in effect from time to time, and to receive such other communications or reports from the independent auditors (and management's responses to such reports or communications) as may be required under applicable listing standards of the national securities exchanges on which the Fund's shares are listed, including a report describing: (1) the internal quality-control procedures of the independent auditors, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional regulatory authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (2) all relationships between the independent auditors and the Fund and any other relationships or services that may impact the objectivity and independence of the independent auditors. To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Audit Committee to resolve such disagreements.

     10. To consider and review with the independent auditors any reports of audit problems or difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management's response thereto.

     11. To establish hiring policies for employees or former employees of the independent auditors who will serve as officers or employees of the Fund.

     12. With respect to each Fund the securities of which are listed on a national securities exchange, to: (a) provide a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) to prepare an audit committee report consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement for the Fund's annual meeting of shareholders.

     13. To discuss generally the Fund's earnings releases, as well as financial information and guidance provided to analysts and rating agencies, in the event a Fund issues any such releases or provides such information or guidance. Such discussions may include the types of information to be disclosed and the type of presentation to be made. The Audit Committee need not discuss in advance each earnings release or each instance in which earnings guidance may be provided.

     14. To consider the Fund's major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

     15. To review and report to the Board of Trustees with respect to any material accounting, tax, valuation, or record-keeping issues which may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.

     16. To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers (including its investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund) of concerns regarding questionable accounting or auditing matters. The Audit Committee hereby establishes the procedures set forth in Appendix A hereto with respect to such matters.

     17.  To direct and supervise  investigations with respect to the following:
          (a) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and related rules; and (b) any other matters within the scope of this charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Funds.

     18. To review and recommend to the Board of Trustees policies and procedures for valuing portfolio securities of the Fund and to make recommendations to the Board of Trustees with respect to specific fair value determinations and any pricing errors involving such portfolio securities.

     19. To act on such other matters as may be delegated to the Audit Committee by the Board of Trustees from time to time.

     20. To review the adequacy of this charter and evaluate the Audit Committee's performance of its duties and responsibilities hereunder at least annually, and to make recommendations to the Board of Trustees for any appropriate changes or other action.

     21. To report its activities to the Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Funds. The Audit Committee may determine the appropriate levels of funding for payment of compensation to such independent auditors, counsel, experts and consultants, and the ordinary administrative expenses of the Audit Committee necessary or appropriate in carrying out its duties under this charter. In fulfilling its duties under this charter, the Audit Committee shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds' other services providers as it deems necessary or desirable.

                                   APPENDIX A

                                EATON VANCE FUNDS

                      AUDIT COMMITTEE COMPLAINT PROCEDURES

This policy outlines the procedures that the Audit Committee of each of the registered investment companies sponsored by Eaton Vance Management (each, a "Fund") shall employ with respect to complaints regarding accounting, internal accounting controls or auditing matters concerning each of the Funds ("Complaints"). Each Employee (as defined below) shall be provided with a copy of these procedures upon assuming his or her duties as an Employee, and annually thereafter.

I.   PROCEDURES FOR RECEIVING COMPLAINTS

All officers and employees of a Fund and, to the extent their duties relate to accounting, internal accounting controls or auditing matters for the Fund, the officers and employees of the Fund's investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund (collectively referred to herein as "Employees"), may make complaints anonymously and in a confidential manner as follows:

     1. The complaining Employee may place a telephone call to the Chairperson of the Audit Committee. During this phone call, the Employee should identify the source of his or her Complaint and the practices that are alleged to constitute an impropriety with respect to accounting, internal auditing controls or auditing matters relating to a Fund, providing as much detail as possible.

     2. Alternatively, the Employee may submit to the Chairperson of the Audit Committee (by hand, mail, e-mail or fax) a confidential memorandum which details the Employee's Complaint and the practices that are alleged to constitute an improper accounting, internal auditing control or auditing matter, providing as much detail as possible.

     3. The name and contact information for the current Chairperson of the Audit Committee will be provided to Employees when they are provided with a copy of these procedures.

II.  PROCEDURES FOR TREATING COMPLAINTS

The Chairperson of the Audit Committee or another member of the Audit Committee will conduct an initial evaluation of each Complaint received by the Audit Committee as soon as reasonably practicable following receipt. In connection with the initial evaluation the Chairperson of the Audit Committee (or such other member of the Audit Committee) will determine whether the Complaint actually relates to the accounting, internal accounting controls or auditing matters of a Fund and, if not, whether it should be reviewed by a party other than the Audit Committee. The Chairperson of the Audit Committee shall also determine whether the Complaint requires investigation by the Audit Committee.

After the initial evaluation is complete, all Complaints requiring investigation by the Audit Committee will be discussed at the next regularly-scheduled meeting of the Audit Committee, or a specially-scheduled meeting in advance thereof. The Audit Committee shall investigate the Complaints as follows:

     1. the Audit Committee may choose to investigate the Complaint through its own members and/or with the assistance of counsel;

     2. the Audit Committee may select a designee within the Fund or its service providers to investigate the Complaint, provided that the identity of the complaining Employee shall not be disclosed to such designee. Under no circumstances will a party who has direct supervisory control or who may be responsible for the action giving rise to the Complaint be charged with its investigation;

     3. the Audit Committee may retain an outside party (other than the Fund's independent auditors) to investigate the Complaint; or

     4. the Audit Committee may investigate the Complaint in such other manner determined by the Audit Committee.

Any party designated to investigate a Complaint shall be provided reasonable access to the Fund's (and to the extent deemed necessary by the Audit Committee, the Fund's service providers') employees, documents, and computer systems for purposes of conducting the investigation. At the conclusion of its investigation, which shall be completed promptly after referral of the Complaint, the investigating party will be responsible for making a full report to the Audit Committee with respect to the Complaint and to make recommendations for corrective actions, if any, to be taken by the Fund. The Audit Committee will then report to the Board of Trustees at its next regularly-scheduled meeting with respect to the Complaint and any corrective actions recommended by the Audit Committee. If the Complaint involves improprieties of any member of the Board of Trustees, the Audit Committee may make its report in an executive session of the Board of Trustees.

III. PROCEDURES FOR RETAINING COMPLAINTS

The Chairperson of the Audit Committee will be responsible for ensuring that all Complaints received by the Audit Committee, together with any documents pertaining to the Audit Committee (or its designee's) investigation and treatment of the Complaint, are retained for six years, or for such longer period as may be required by applicable law, in a manner consistent with preserving the anonymity of Employees who have submitted Complaints.

                                    EXHIBIT B

                                                     As adopted February 9, 2004

                           EATON VANCE GROUP OF FUNDS

                          GOVERNANCE COMMITTEE CHARTER

I. COMPOSITION OF THE GOVERNANCE COMMITTEE. The Governance Committee of each registered investment company sponsored by Eaton Vance Management (each a "Fund") shall be comprised of at least three Trustees of the Board. All members of the Governance Committee shall be Trustees who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the investment adviser or sub-adviser of any Fund (each, an "Independent Trustee" and collectively, the "Independent Trustees"). The members of the Governance Committee shall be appointed by the Board of Trustees, which shall also determine the number and term of such members. A Chairperson of the Governance Committee shall be appointed by the Board of Trustees on the recommendation of the Governance Committee.

II. PURPOSE OF THE GOVERNANCE COMMITTEE. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and the compensation of Independent Trustees.

III. MEETINGS OF THE GOVERNANCE COMMITTEE. Meetings of the Governance Committee shall be held at such times (but not less frequently than annually), at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board of Trustees, the Committee or the Chairperson of the Committee. A majority of the members of the Governance Committee shall constitute a quorum for purposes of transacting business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote. The Governance Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

IV. DUTIES AND POWERS OF THE GOVERNANCE COMMITTEE. To carry out its purpose, the Governance Committee shall have the following duties and powers with respect to each Fund:

     1. To consider and adopt procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of the Fund that wish to recommend such candidates for consideration by the Governance Committee. Such procedures are set forth on Appendix A hereto.

     2. To recommend to the Board of Trustees individuals to be appointed or nominated for election as Independent Trustees.

     3. To evaluate the Board of Trustees' performance of its duties and responsibilities at least annually, and to make recommendations to the Board of Trustees for any appropriate action designed to enhance such performance.

     4.   To  review   periodically   the  compensation  of  Trustees  and  make
          recommendations to the Board of Trustees for any appropriate changes to such compensation.

     5. To consider and make recommendations to the Board of Trustees with respect to the identity, duties, and composition of the various Committees of the Board of Trustees and the Chairpersons of such Committees.

     6. To review periodically the Board's membership, structure and operation, and make recommendations to the Board of Trustees with respect to these matters, including the identity of any Trustee to be selected to serve as a Chairperson of a committees of the Board.

     7.   To review periodically,  and make recommendations with respect to, the
          allocation   of   responsibilities   among  the   various   committees
          established from time to time by the Board of Trustees.

     8. To review the adequacy of this charter and evaluate the Governance Committee's performance of its duties and responsibilities hereunder, and make recommendations for any appropriate changes or other action to the Board of Trustees.

     9. To report its activities to the Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Governance Committee may deem necessary or appropriate.

V. RESOURCES AND AUTHORITY OF THE GOVERNANCE COMMITTEE. The Governance Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage special counsel, other experts and consultants, at the expense of the Funds. The Governance Committee may determine the appropriate levels of funding for payment of compensation to such counsel, experts and consultants, and the ordinary administrative expenses of the Governance Committee necessary or appropriate in carrying out its duties under this charter. The Governance Committee may also make recommendations with respect to making available educational resources to the Independent Trustees. In fulfilling its duties under this charter, the Governance Committee shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds' other services providers as it deems necessary or desirable.

                                   APPENDIX A

                                EATON VANCE FUNDS

                PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I. IDENTIFICATION OF CANDIDATES. When a vacancy on the Board of a Fund exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures. In no event shall the Governance
     Committee consider as a candidate to fill any such vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation.

II. SHAREHOLDER CANDIDATES. The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains sufficient background information concerning the candidate, and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund.

III. EVALUATION OF CANDIDATES. In evaluating a candidate for a position on the Board of a Fund, including any candidate recommended by shareholders of the Fund, the Governance Committee shall consider the following: (i) the candidate's knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate's educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills, core competencies and qualifications; (v) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate's ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

                                     PROXY

                    EATON VANCE LIMITED DURATION INCOME FUND

                Annual Meeting of Shareholders, February 18, 2005
                 Proxy Solicited on Behalf of Board of Trustees


     The undersigned holder of Common Shares of beneficial interest of Eaton Vance Limited Duration Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints THOMAS E. FAUST JR., JAMES B. HAWKES, JAMES L. O'CONNOR and ALAN
R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, February 18, 2005 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.

SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.   To elect two Trustees of the Fund as follows:
     Nominees: (01) James B. Hawkes
               (02) William H. Park



     FOR ALL                  WITHHELD
     NOMINEES   [ ]     [ ]   FROM ALL NOMINEES

[ ]
    ---------------------------------------
     (Instructions:  To withhold authority
     to vote for any nominee,  write those
     nominees' names above.)


                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              MARK HERE FOR COMMENT AND NOTE AT LEFT         [ ]


                                           Please sign  this  proxy  exactly  as
                                           your  name appears  on the  books  of
                                           the Fund.  Joint owners  should  each
                                           sign   personally. Trustees and other
                                           fiduciaries   should   indicate   the
                                           capacity  in  which  they  sign,  and
                                           where more  than one name  appears, a
                                           majority must sign. If a corporation,
                                           this signature  should be that of  an
                                           authorized  officer who  should state
                                           his or her title.


Signature: ____________   Date: ______    Signature: ____________   Date: ______

                                     PROXY

                    EATON VANCE LIMITED DURATION INCOME FUND

                Annual Meeting of Shareholders, February 18, 2005
                 Proxy Solicited on Behalf of Board of Trustees


     The undersigned holder of Auction Preferred Shares of Eaton Vance Limited Duration Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints THOMAS E. FAUST JR., JAMES B. HAWKES, JAMES L. O'CONNOR and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, February 18, 2005 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.

SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

      Please mark
[X]   votes as in
      this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1.   To elect two  Trustees  of the Fund as  follows

     Nominees:  (01)  James B. Hawkes
                (02)  William H. Park



          FOR ALL                  WITHHELD
          NOMINEES   [ ]     [ ]   FROM ALL NOMINEES



[ ]
     -------------------------------------------
     (Instructions: To withhold authority to vote for any nominee, write those nominees' names above.)



                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]

                           MARK HERE FOR COMMENT AND NOTE AT LEFT          [ ]


                                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature: ______________  Date: ______  Signature: ______________  Date: ______